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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Donald P. Weinstein and Paul R. Shlanta, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of AGL Resources Inc., related to the registration of preferred securities to be issued by a trust sponsored by AGL Capital Corporation, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 20th day of March, 2001.


/s/ Frank Barron, Jr.                   /s/ D. Raymond Riddle
-------------------------------         ------------------------------------
Frank Barron, Jr., Director             D. Raymond Riddle, Director


/s/ Otis A. Brumby, Jr.                 /s/ Paula G. Rosput
-------------------------------         ------------------------------------
Otis A. Brumby, Jr., Director           Paula G. Rosput, Director


/s/ Robert S. Jepson, Jr.               /s/ Wyck A. Knox, Jr.
-------------------------------         ------------------------------------
Robert S. Jepson, Jr., Director         Wyck A. Knox, Jr., Director


/s/ Dennis M. Love                      /s/ Felker W. Ward, Jr.
-------------------------------         ------------------------------------
Dennis M. Love, Director                Felker W. Ward, Jr., Director